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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 25, 2005

                           COMMUNITY BANCSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                         0-16461                      63-0868361
(State or Other                    (Commission                  (IRS Employer
 Jurisdiction of                  File Number)               Identification No.)
 Incorporation)

                 68149 Main Street, Blountsville, Alabama 35031
          (Address of Principal Executive Offices, including Zip Code)

                                 (205) 429-1000
              (Registrant's Telephone Number, including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On April 29, 2005, Community Bancshares, Inc. (the "Company") announced the purchase of certain mortgage assets by its wholly owned subsidiary, Community Bank, from American Family Mortgage, LLC pursuant to that certain Purchase and Assumption Agreement, dated as of April 25, 2005, by and among Community Bank, American Family Mortgage, LLC and AmeriDocs, LLC (the "Agreement"). The Agreement was signed and the acquisition closed on the same date. A copy of the Agreement is attached hereto as Exhibit 2.1 and the press release issued by the Company announcing the signing of the Agreement and the closing of the acquisition is attached hereto as Exhibit 99.1.

     Under the terms of the transaction, Community Bank acquired mortgage assets including, without limitation, all of American Family Mortgage's mortgage loans, pipeline mortgage loans and fixed assets as well as ownership of the "American Family Mortgage" name. As consideration in the transaction, Community Bank paid an aggregate purchase price of approximately $1,000,000, consisting of $750,000 in cash subject to certain escrow provisions and contingencies and $250,000 to be paid over three years subject to performance criteria set out in the Agreement.

Morris Crumpton ("Crumpton"), manager of American Family Mortgage LLC and AmeriDocs, LLC will join Community Bank and manage the American Family Mortgage division of Community Bank. As part of his employment compensation Crumpton was granted the option to purchase 50,000 shares of Community Bancshares, Inc. at $7.68 per share. A copy of the Community Bancshares, Inc. 2005 Nonqualified Stock Option Agreement for Officers is attached hereto as Exhibit 10.1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
    2.1       Purchase and Assumption Agreement, dated April 25, 2005
   10.1       Community Bancshares, Inc. 2005 Nonqualified Stock Option
              Agreement for Officers, dated April 25, 2005, between Community
              Bancshares, Inc. and Morris Crumpton.
   99.1       Press Release, dated April 29, 2005, of Community Bancshares, Inc.


                                      -2-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COMMUNITY BANCSHARES, INC.


                                           /s/ Patrick M. Frawley
                                           -------------------------------------
                                           Patrick M. Frawley
                                           Chairman, Chief Executive Officer and
                                           President

Date: April 29, 2005


                                      -3-

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                                INDEX TO EXHIBITS

EXHIBIT NO.                              DESCRIPTION
-----------                              -----------
    2.1       Purchase and Assumption Agreement, dated April 25, 2005
   10.1       Community Bancshares, Inc. 2005 Nonqualified Stock Option
              Agreement for Officers, dated April 25, 2005, between Community
              Bancshares, Inc. and Morris Crumpton.
   99.1       Press Release, dated April 29, 2005, of Community Bancshares, Inc.